Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements of Aptevo Therapeutics Inc. (the “Company”) of our report dated March 26, 2026, relating to the consolidated financial statements of the Company (which report expresses an unqualified opinion and includes an explanatory paragraph relating to going concern uncertainty), appearing in this Annual Report on Form 10-K of the Company for the year ended December 31, 2025.

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Registration Statement on Form S-8 (No. 333-265468) pertaining to the 2018 Stock Incentive Plan (as Amended and Restated) of Aptevo Therapeutics Inc.,
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Registration Statement on Form S-8 (No. 333-213108) pertaining to the Converted Equity Awards Incentive Plan and 2016 Stock Incentive Plan of Aptevo Therapeutics Inc.,
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Registration Statement on Form S-8 (No. 333-219875) pertaining to the 2016 Stock Incentive Plan of Aptevo Therapeutics Inc.,
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Registration Statement on Form S-8 (No. 333-226717) pertaining to the 2018 Stock Incentive Plan of Aptevo Therapeutics Inc.,
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Registration Statement on Form S-8 (No. 333-280789) pertaining to the Second Amended and Restated 2018 Stock Incentive Plan of Aptevo Therapeutics Inc.,
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Registration Statement on Form S-1 (No. 333- 273067) pertaining to the sale of common stock, prefunded warrants, and common warrants,
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Registration Statement on Form S-1 (No. 333-278103) pertaining to the sale of common stock, prefunded warrants, and common warrants,
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Registration Statement on Form S-1 (No. 333-280226) pertaining to the sale of common stock, prefunded warrants, and common warrants
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Registration Statement on Form S-1 (No. 333-281892) pertaining to the sale of common stock, prefunded warrants, and common warrants,
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Registration Statement on Form S-1 (No. 333-287244) pertaining to the sale of common stock,
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Registration Statement on Form S-1 (No. 333-288061) pertaining to the sale of common stock, prefunded warrants, and common warrants,
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Registration Statement on Form S-1 (No. 333-288134) pertaining to the sale of common stock, prefunded warrants, and common warrants,
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Registration Statement on Form S-1 (No. 333-288959) pertaining to the sale of common stock,
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Registration Statement on Form S-1 (No. 333-290663) pertaining to the sale of common stock,
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Registration Statement on Form S-1 (No. 333-293010) pertaining to the sale of common stock,
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Registration Statement on Form S-3 (No. 333-275710),

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Registration Statement on Form S-3 (No. 333-283983), and
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Registration Statement on Form S-3 (No. 333-284969).

/s/ Baker Tilly US, LLP

Seattle, Washington

March 26, 2026